INTERCAPITAL INSURED MUNICIPAL BOND TRUST     Two World Trade Center, New York,
LETTER TO THE SHAREHOLDERS October 31, 1997   New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured Municipal Bond Trust (IMB) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.

                             BOND YIELDS 1994-1997

                                                         INSURED MUNICIPAL
                    30-YEAR INSURED   30-YEAR U.S.        REVENUE YIELDS
                       MUNICIPAL        TREASURY       AS A PERCENTAGE OF U.S.
                    REVENUE YIELDS       YIELDS           TREASURY YIELDS
                    --------------       ------           ---------------
December 1993            5.4 %            6.34%                85.17%
January 1994             5.4              6.24                 86.54
February 1994            5.8              6.66                 87.09
March 1994               6.4              7.09                 90.27
April 1994               6.35             7.32                 86.75
May 1994                 6.25             7.43                 84.12
June 1994                6.5              7.61                 85.41
July 1994                6.25             7.39                 84.57
August 1994              6.3              7.45                 84.56
September 1994           6.55             7.81                 83.87
October 1994             6.75             7.96                 84.8
November 1994            7                8                    87.5
December 1994            6.75             7.88                 85.66
January 1995             6.4              7.7                  83.12
February 1995            6.15             7.44                 82.66
March 1995               6.15             7.43                 82.77
April 1995               6.2              7.34                 84.47
May 1995                 5.8              6.66                 87.09
June 1995                6.1              6.62                 92.15
July 1995                6.1              6.86                 88.92
August 1995              6                6.66                 90.09
September 1995           5.95             6.48                 91.82
October 1995             5.75             6.33                 90.84
November 1995            5.5              6.14                 89.58
December 1995            5.35             5.94                 90.07
January 1996             5.4              6.03                 89.55
February 1996            5.60             6.46                 86.69
March 1996               5.85             6.66                 87.84
April 1996               5.95             6.89                 86.36
May 1996                 6.05             6.99                 86.55
June 1996                5.9              6.89                 85.63
July 1996                5.85             6.97                 83.93
August 1996              5.9              7.11                 82.98
September 1996           5.7              6.93                 82.25
October 1996             5.65             6.64                 85.09
November 1996            5.5              6.35                 86.61
December 1996            5.6              6.63                 84.46
January 1997             5.7              6.79                 83.95
February 1997            5.65             6.8                  83.09
March 1997               5.9              7.1                  83.1
April 1997               5.75             6.94                 82.85
May 1997                 5.65             6.91                 81.77
June 1997                5.6              6.78                 82.6
July 1997                5.3              6.3                  84
August 1997              5.5              6.61                 83
September 1997           5.4              6.4                  84.4
October 1997             5.35%            6.15%                86.9 %

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997.
The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value
(NAV) improved from $15.35 to $15.53. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.9625 per share, the Trust's total NAV return was 7.73 percent. IMB's market price on the New York Stock Exchange moved from $14.125 to $16.00 per share. Based on this change in market price plus reinvestment of tax-free dividends, the Trust's total market return was 20.62 percent. On October 31, 1997, IMB traded at a 3 percent premium to NAV.

Monthly dividends for the fourth quarter of 1997 were declared in September. Over the past 12 months the level of undistributed net investment income increased from $0.117 to $0.137 per share. Beginning with the October 1997 payment, the monthly dividend was increased from $0.08 per share to $0.0825 per share to more closely reflect the Trust's anticipated income.

PORTFOLIO STRUCTURE

IMB remained fully invested in long-term municipal bonds during the period. Investments were diversified among 10 long-term sectors and 39 credits. The Trust's weighted average maturity was 19 years. The distribution of call dates in the portfolio produced 5 years of weighted average call protection. To assure

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued



LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)

Mortgage          30%
Refunded          22%
Transportation    10%
Education          9%
IDR/PCR*           8%
All Others        21%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.





CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA     42%
FGIC     25%
FSA      19%
GNMA      8%
AMBAC     6%

Portfolio structure is subject to change.





CALL STRUCTURE AS OF OCTOBER 31, 1997		WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)		CALL PROTECTION: 5 YEARS


YEAR	      PERCENT
CALLABLE      CALLABLE
--------      --------
1999		 2%
2000	     	26%
2001		44%
2002		 5%
2003		 2%
2004		 0%
2005		 6%
2006		12%
2007		 0%
2008		 1%
2009+		 2%

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance or U.S. government-guaranteed securities.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.12 per share to common share earnings. The Trust's only ARPS series yielded 3.73 percent during the period. The series totaled
$30 million and represented 27 percent of net assets.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 1997, the Trust purchased and retired 24,000 shares of common stock at a weighted average market discount of 6.52 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

We appreciate your ongoing support of InterCapital Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
RESULTS OF MEETINGS (unaudited)

                                    * * *
On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

Wayne E. Hedien

  For.........  4,120,229
  Withheld  ..     86,326

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER,
    DISCOVER & CO.:

  For........  3,929,805
  Against  ..     63,532
  Abstain  ..    213,218

On October 24, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn

  For.........  3,946,079
  Withheld  ..     75,868

Michael E. Nugent

  For.........  3,952,110
  Withheld  ..     69,837

Philip J. Purcell

  For.........  3,943,827
  Withheld  ..     78,120

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
RESULTS OF MEETINGS (unaudited) continued

    ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

John R. Haire

  For.........  564
  Withheld  ..    0

The following Trustees were not standing for reelection at this meeting:
Michael Bozic,
Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:

  For........  3,887,185
  Against  ..     22,668
  Abstain  ..    112,094

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (97.6%)
            Educational Facilities Revenue (8.8%)
   $6,000   Massachusetts Health & Educational Facilities Authority,
             Boston University 1991 Ser K & L (MBIA)  .......................  6.66 %   10/01/31  $  6,521,940
    2,000   New York State Dormitory Authority, St John's University Ser
             1996 (MBIA) ....................................................  5.70     07/01/26     2,057,820
    1,000   Pennsylvania Higher Educational Facilities Authority, Duquesne
             University Refg Ser A of 1991 (MBIA)  ..........................  6.75     04/01/20     1,067,540
-----------                                                                                       --------------
    9,000                                                                                            9,647,300
-----------                                                                                       --------------
            Electric Revenue (6.2%)
    3,000   Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser
             (FGIC)  ........................................................  6.50     01/01/11     3,228,060
    1,500   South Carolina Public Service Authority, Santee Cooper 1997 Refg
             Ser A (MBIA)(WI)  ..............................................  5.00     01/01/29     1,422,870
    2,000   Snohomish County Public Utility District #1, Washington, 1993
             Ser (FGIC)  ....................................................  6.00     01/01/18     2,090,900
-----------                                                                                       --------------
    6,500                                                                                            6,741,830
-----------                                                                                       --------------
            Hospital Revenue (5.8%)
    3,000   Illinois Health Facilities Authority, Memorial Medical Center
             Ser 1989 (MBIA) ................................................  6.75     10/01/11     3,232,560
    2,000   University of Missouri, Health Ser 1996 A (AMBAC)  ..............  5.50     11/01/16     2,019,740
    1,000   Nebraska Investment Finance Authority, Methodist Health System
             Inc 1991 (MBIA)  ...............................................  7.00     03/01/06     1,097,670
-----------                                                                                       --------------
    6,000                                                                                            6,349,970
-----------                                                                                       --------------
            Industrial Development/Pollution Control Revenue (7.5%)
    2,500   Jasper County, Indiana, Northern Indiana Public Service Co
             Collateralized Ser 1991 (MBIA)  ................................  7.10     07/01/17     2,742,775
    1,000   Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary
             FGIC)  .........................................................  7.60     03/01/16     1,105,880
    1,000   Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)  ...  7.00     06/01/31     1,092,270
    3,000   New Hampshire Industrial Development Authority, Canal Electric
             Co (AMT) (FGIC)  ...............................................  7.375    12/01/20     3,281,490
-----------                                                                                       --------------
    7,500                                                                                            8,222,415
-----------                                                                                       --------------
            Mortgage Revenue -Multi-Family (2.9%)
    3,000   New York State Housing Finance Agency, 1996 Ser A Refg (FSA)  ...  6.10     11/01/15     3,164,190
-----------                                                                                       --------------

            Mortgage Revenue -Single Family (26.9%)
    1,675   District of Columbia Housing Finance Agency, GNMA Collateralized
             Ser 1988 E (AMT)  ..............................................  7.70     12/01/22     1,755,115
      185   Hawaii Housing Finance & Development Corporation, Ser 1989 A
             (AMT) (Bifurcated FSA)  ........................................  7.70     07/01/29       192,535
      945   Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser
             B (AMT)(AMBAC)  ................................................  7.80     06/01/22     1,001,473
    5,000   Maine Housing Authority, Ser 1991 A (Bifurcated FSA)  ...........  7.40     11/15/22     5,288,050
    4,720   Massachusetts Housing Finance Agency, Ser 14 (Bifurcated FSA)  ..  7.60     12/01/14     4,956,708

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
$   265     Michigan Housing Development Authority, Ser 1990 D (AMT)
             (Bifurcated FSA)  ..............................................  7.65 %   12/01/19  $     271,750
  1,855     Minnesota Housing Finance Agency, Ser 1990 A (AMT)(Bifurcated
             FSA)  ..........................................................  7.85     07/01/22      1,958,583
  1,880     Missouri Housing Development Commission, GNMA-Backed 1991 Ser A
             (AMT)  .........................................................  7.375    08/01/23      1,990,657
  5,000     Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 &
             2 (AMT)  .......................................................  7.631    09/10/30      5,313,200
    620     New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E
             (MBIA)  ........................................................  7.65     10/01/16        647,999
  1,910     Tennessee Housing Development Agency, Homeownership Issue S
             (AMT) (Secondary MBIA)  ........................................  7.625    07/01/22      2,034,513
  3,935     Wisconsin Housing & Economic Development Authority,
             Homeownership 1991 Ser A (Bifurcated FSA)  .....................  7.50     09/01/17      4,160,908
-----------                                                                                       --------------
 27,990                                                                                              29,571,491
-----------                                                                                       --------------
            Transportation Facilities Revenue (10.1%)
  3,000     Hawaii, Airports Second Ser 1990 (AMT)(FGIC)  ...................  7.50     07/01/20      3,262,530
  2,000     Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Sub Lien Ser 1991 B (AMT)(MBIA)  .......................  6.750    12/01/21      2,172,800
  5,000     New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) **  ..........  6.805    11/01/17      5,691,750
-----------                                                                                       --------------
 10,000                                                                                              11,127,080
-----------                                                                                       --------------
            Water & Sewer Revenue (5.9%)
  2,250     Broward County, Florida, Utility Ser 1991 (FGIC)  ...............  6.00     10/01/20      2,330,640
  4,000     Norfolk, Virginia, Water Ser 1995 (MBIA)  .......................  5.875    11/01/20      4,167,320
-----------                                                                                       --------------
  6,250                                                                                               6,497,960
-----------
            Other Revenue (1.8%)
  2,000     Las Cruces, New Mexico, Ser 1995 (AMT)(MBIA)  ...................  5.50     12/01/15      2,011,260
-----------                                                                                       --------------
            Refunded (21.7%)
  2,000     Castaic Lake Water Agency, California, Ser 1990 COPs (MBIA)  ....  7.125    08/01/00++    2,199,140
  5,000     Eastern Municipal Water District, California, Water & Sewer Ser
             1991 COPs (FGIC)  ..............................................  6.50     07/01/01++    5,495,900
  2,000     Connecticut Health & Educational Facilities Authority, Yale-New
             Haven Hospital Ser F (MBIA)  ...................................  7.10     07/01/00++    2,184,780
  3,000     Jacksonville Health Facilities Authority, Florida, New
             Children's Hospital at Baptist Medical Center Ser 1991 (MBIA) ..  7.00     06/01/01++    3,330,420
  5,000     Cook County, Illinois, Ser 1992 A (MBIA)  .......................  6.60     11/15/02++    5,606,300
  1,425     Port of Portland, Oregon, Portland International Airport Ser
             Seven B (AMT)(MBIA)  ...........................................  7.10     01/01/12++    1,701,878
  3,000     Bucks County Industrial Development Authority, Pennsylvania,
             Grand View Hospital Ser of 1991 (AMBAC)  .......................  7.00     07/01/01++    3,330,750
-----------                                                                                       --------------
 21,425                                                                                              23,849,168
-----------                                                                                       --------------
 99,665     TOTAL MUNICIPAL BONDS (Identified Cost $98,735,323)  .................................  107,182,664
-----------                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL OBLIGATIONS (1.8%)
    $1,000  St Charles Parish, Louisiana, Shell Oil Co Refg Ser 1995 (Demand
             11/03/97)  .....................................................  4.00*%   10/01/25  $   1,000,000
     1,000  Missouri Health & Educational Facilities Authority, Washington
             University Ser 1996 C (Demand 11/03/97)  .......................  4.10*    09/01/30      1,000,000
-----------                                                                                       --------------
     2,000  TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $2,000,000)  .................    2,000,000
-----------                                                                                       --------------
  $101,665  TOTAL INVESTMENTS (Identified Cost $100,735,323)(a)  .....................   99.4%      109,182,664
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................    0.6           623,196
                                                                                        -----     --------------
            NET ASSETS  ..............................................................  100.0%     $109,805,860
                                                                                        =====     ==============

------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
WI           Security purchased on a when issued basis.
++           Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
**           A portion of these securities are segregated in connection with the purchase of when issued securities.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,453,954 and the aggregate gross unrealized depreciation is $6,613, resulting in net unrealized appreciation of $8,447,341.

Bond Insurance:
---------------
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.

                       Geographic Summary of Investments
               Based on Market Value as a Percent of Net Assets
                               October 31, 1997

California                7.0%
Connecticut               2.0
District of Columbia      1.6
Florida                   5.2
Hawaii                    3.1
Illinois                  8.0
Indiana                   3.5
Kansas                    1.9
Louisiana                 0.9
Maine                     4.8%
Massachusetts            10.5
Michigan                  2.2
Minnesota                 1.8
Missouri                  4.6
Nebraska                  5.8
New Hampshire             8.2
New Jersey                0.6
New Mexico                1.8
New York                  4.8%
Oregon                    1.5
Pennsylvania              4.0
South Carolina            4.2
Tennessee                 1.9
Virginia                  3.8
Washington                1.9
Wisconsin                 3.8
                       -------
Total                    99.4%
                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $100,735,323)........................................    $109,182,664
Cash...................................................................         220,979
Receivable for:
  Interest.............................................................       2,006,017
  Investments sold.....................................................         473,825
Prepaid expenses ......................................................          88,126
                                                                        --------------
  TOTAL ASSETS ........................................................     111,971,611
                                                                        --------------
LIABILITIES:
Payable for:
  Investments purchased................................................       1,915,622
  Dividends to preferred shareholders..................................         101,172
  Investment management fee............................................          36,843
Accrued expenses.......................................................         112,114
                                                                        --------------
  TOTAL LIABILITIES....................................................       2,165,751
                                                                        --------------
  NET ASSETS...........................................................    $109,805,860
                                                                        ==============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 600 shares outstanding) .........    $ 30,000,000
                                                                        --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 5,137,563 shares outstanding).........................      70,937,933
Net unrealized appreciation ...........................................       8,447,341
Accumulated undistributed net investment income........................         705,781
Accumulated net realized loss..........................................        (285,195)
                                                                        --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................      79,805,860
                                                                        --------------
  TOTAL NET ASSETS ....................................................    $109,805,860
                                                                        ==============
NET ASSET VALUE PER COMMON SHARE
 ($79,805,860 divided by 5,137,563 common shares outstanding) .........    $      15.53
                                                                        ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME.........................  $6,877,784
                                         ------------
EXPENSES
Investment management fee...............     382,402
Auction commission fees.................     112,501
Professional fees.......................     102,002
Shareholder reports and notices.........      21,282
Transfer agent fees and expenses .......      21,281
Trustees' fees and expenses.............      18,111
Registration fees.......................      16,259
Auction agent fees......................       8,305
Custodian fees..........................       5,213
Other...................................      16,599
                                         ------------
  TOTAL EXPENSES .......................     703,955
Less: expense offset....................      (5,202)
                                         ------------
  NET EXPENSES .........................     698,753
                                         ------------
  NET INVESTMENT INCOME ................   6,179,031
                                         ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss.......................     (27,561)
Net change in unrealized appreciation ..     847,032
                                         ------------
  NET GAIN..............................     819,471
                                         ------------
NET INCREASE............................  $6,998,502
                                         ============


                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR      FOR THE YEAR
                                                          ENDED            ENDED
                                                    OCTOBER 31, 1997  OCTOBER 31, 1996
                                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................   $  6,179,031      $  6,271,605
Net realized loss..................................        (27,561)          (48,911)
Net change in unrealized appreciation .............        847,032          (837,846)
                                                    ---------------- ----------------
  NET INCREASE.....................................      6,998,502         5,384,848
                                                    ---------------- ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred..........................................     (1,131,150)       (1,123,038)
Common.............................................     (4,947,971)       (4,679,522)
                                                    ---------------- ----------------
  TOTAL............................................     (6,079,121)       (5,802,560)
                                                    ---------------- ----------------
Decrease from transactions in common shares of
 beneficial interest...............................       (345,471)       (1,068,077)
                                                    ---------------- ----------------
  NET INCREASE (DECREASE)..........................        573,910        (1,485,789)
NET ASSETS:
Beginning of period................................    109,231,950       110,717,739
                                                    ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $705,781 and $605,964, respectively).............   $109,805,860      $109,231,950
                                                    ================ ================

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $3,877,240 and $2,517,843, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $900.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,965. At October 31, 1997, the Trust had an accrued pension liability of $38,364 which is included in accrued expenses in the Statement of Assets and Liabilities.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                                                 RANGE OF
             AMOUNT IN              RESET        DIVIDEND
  SHARES*   THOUSANDS*    RATE*     DATE         RATES**
---------  ------------ -------  ---------- ----------------
    600       30,000      3.73%   07/02/98     3.73% -3.76%

------------

*  As of October 31, 1997.

** For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997, the Trust paid dividends at a rate of 3.73% in the aggregate amount of $187,014.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                      CAPITAL
                                                                                                      PAID IN
                                                                                                     EXCESS OF
                                                                             SHARES     PAR VALUE    PAR VALUE
                                                                          ----------- -----------  -------------
Balance, October 31, 1995 ...............................................  5,238,113     $52,381    $72,299,100
Treasury shares purchased and retired (weighted average discount 9.33%)*     (76,550)       (765)    (1,067,312)
                                                                          ----------- -----------  -------------
Balance, October 31, 1996 ...............................................  5,161,563      51,616     71,231,788
Treasury shares purchased and retired (weighted average discount 6.52%)*     (24,000)       (240)      (345,231)
                                                                          ----------- -----------  -------------
Balance, October 31, 1997 ...............................................  5,137,563     $51,376    $70,886,557
                                                                          =========== ===========  =============


------------

* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $285,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


         AMOUNT IN THOUSANDS
-------------------------------------
 2001    2002    2003   2004    2005
------  ------ ------  ------ ------
  $79     $68    $62     $49    $27
======  ====== ======  ====== ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

    AMOUNT            RECORD                PAYABLE
   PER SHARE           DATE                  DATE
-------------  -------------------- ---------------------
    $0.0825       November 7,1997       November 21,1997
    $0.0825       December 5,1997       December 19,1997

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                   FOR THE YEAR ENDED OCTOBER 31*
                                                                      ---------------------------------------------------------
                                                                         1997        1996       1995        1994       1993
                                                                      ---------- ----------  ---------- ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ................................   $15.35     $ 15.41     $ 14.16    $ 16.75     $ 14.84
                                                                      ---------- ----------  ---------- ----------  ----------
Net investment income ...............................................     1.20        1.21        1.22       1.34        1.41
Net realized and unrealized gain (loss) .............................     0.16       (0.17)       1.30      (2.49)       2.04
                                                                      ---------- ----------  ---------- ----------  ----------
Total from investment operations ....................................     1.36        1.04        2.52      (1.15)       3.45
                                                                      ---------- ----------  ---------- ----------  ----------
Less dividends and distributions from:
 Net investment income ..............................................    (0.96)      (0.90)      (1.04)     (1.21)      (1.26)
 Common share equivalent of dividends paid to preferred shareholders     (0.22)      (0.22)      (0.23)     (0.23)      (0.24)
 Net realized gain ..................................................     --          --          --         --         (0.04)
                                                                      ---------- ----------  ---------- ----------  ----------
Total dividends and distributions ...................................    (1.18)      (1.12)      (1.27)     (1.44)      (1.54)
                                                                      ---------- ----------  ---------- ----------  ----------
Anti-dilutive effect of acquiring treasury shares ...................     --          0.02        --         --          --
                                                                      ---------- ----------  ---------- ----------  ----------
Net asset value, end of period ......................................   $15.53     $ 15.35     $ 15.41    $ 14.16     $ 16.75
                                                                      ========== ==========  ========== ==========  ==========
Market value, end of period .........................................   $16.00     $14.125     $14.625    $12.875     $17.875
                                                                      ========== ==========  ========== ==========  ==========
TOTAL INVESTMENT RETURN+ ............................................    20.62%       3.06%      22.10%    (22.37)%     17.74%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ......................................................     0.89%(1)    0.92%       0.91%(1)   1.03%       1.01%
Net investment income before preferred stock dividends  .............     7.80%       7.85%       8.16%      8.68%       8.86%
Preferred stock dividends ...........................................     1.43%       1.41%       1.53%      1.49%       1.49%
Net investment income available to common shareholders  .............     6.37%       6.44%       6.63%      7.19%       7.37%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .............................   $109,806   $109,232    $110,718   $109,377    $128,031
Asset coverage on preferred shares at end of period .................      365%        363%        369%       312%        319%
Portfolio turnover rate .............................................        2%          5%          6%        12%          6%

------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL BOND TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Bond Trust (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 5, 1997


                     1997 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1997, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

INTERCAPITAL
INSURED
MUNICIPAL
BOND TRUST


ANNUAL REPORT
OCTOBER 31, 1997